CMG LARGE CAP GROWTH FUND
                                  (the "Fund")
                 Supplement to Prospectus dated December 1, 2004


         The section "MANAGEMENT: MANAGEMENT FEES AND PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following for CMG Large Cap Growth Fund:

Paul J. Berlinguet, a senior vice president of Columbia Management, head of Columbia Management's Small-Cap Growth Team and head of Columbia Management's Large-Cap Growth Team, is a co-manager of the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Management or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Management or its predecessors since January, 2005. Prior to joining in January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Management or its predecessors since July, 1997.




SUP-47/88030-0605                                              June 24, 2005